As filed with the Securities and Exchange Commission on January 15, 1997
                                                      Registration No. 333-19795


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                 ---------------

                           ORION NEWCO SERVICES, INC.
             (Exact name of registrant as specified in its charter)

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

            Delaware                                4899                         52-2008654
(State or other jurisdiction of         (Primary Standard Industrial          (I.R.S. Employer
 incorporation or organization)         Classification Code Number)        Identification Number)

                                 ---------------

                             2440 Research Boulevard
                                    Suite 400
                            Rockville, Maryland 20850
                                 (301) 258-8101
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 ---------------

                              Richard H. Shay, Esq.
                             2440 Research Boulevard
                                    Suite 400
                            Rockville, Maryland 20850
                                 (301) 258-8101
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 ---------------

                                    Copy to:
                             Steven M. Kaufman, Esq.
                             Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                             Washington, D.C. 20004
                                 (202) 637-5600

                                 ---------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered in connection with the formation of a holding company, check the following box. [ ]

                                 ---------------


         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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

                                EXPLANATORY NOTE


     This Amendment is being filed solely for the purpose of filing the exhibits indicated in Part II.

                                   PART II

            INFORMATION NOT REQUIRED IN PROXY STATEMENT/PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

   The Company's Certificate of Incorporation provides that its directors will not be liable for monetary damages for breach of the directors' fiduciary duty of care to the Company and its stockholders. This provision in the Certificate of Incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as an injunction or other forms of non-monetary relief would remain available under Delaware law. In accordance with the requirements of Delaware law, as amended, the Certificate of Incorporation provide that the Company's directors would remain subject to liability for monetary damages (i) for any breach of their duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware Code for approval of an unlawful dividend or an unlawful stock purchase or redemption and (iv) for any transaction from which the director derived an improper personal benefit. This provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

   The Company's Certificate of Incorporation also provides that, except as expressly prohibited by law, the Company shall indemnify any person who was or is a party (or threatened to be made a party) to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Company (or is or was serving at the request of the Company as a director or officer of another enterprise), against expenses, liabilities and losses (including attorney's fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Such indemnification shall not be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless (and only to the extent that) the Delaware Court of Chancery or the court in which such action or suit was brought determines that, in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity.

   Section 145 of the General Corporation Law of the State of Delaware, as amended, empowers a corporation incorporated under that statute to indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve in such capacities with another enterprise at its request against expenses, as well as judgments, fines and settlements in nonderivative lawsuits, actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. The power to indemnify shall only exist where such officer, director, employee or agent has acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, in the case of a criminal action, where such person had no reasonable cause to believe his conduct was unlawful. However, in an action or suit by or in the right of the corporation, unless a court shall determine to the contrary, where such a person has been adjudged liable to the corporation, the corporation shall have no power of indemnification. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended. Indemnification is not deemed exclusive of any other rights to which those indemnified may be entitled, under any by-law, agreement, vote of stockholders or otherwise. A Delaware corporation also has the power to purchase and maintain insurance on behalf of the persons it has the power to indemnify, whether or not indemnity against such liability would be allowed under the statute.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provision or otherwise, the Company has been advised that, in the opinion of the

Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and therefore unenforceable. In the event that a claim for indemnification against such liabilities is asserted by such person in connection with the offering of the Securities (other than for the payment by the corporation of expenses incurred or paid by a director, officer or controlling person of the corporation in the successful defense of any action, suit or proceeding), the either corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the issue.

   The Company has insurance policies which will insure directors and officers against damages from actions and claims incurred in the course of their duties and will insure the corporations against expenses incurred in defending lawsuits arising from certain alleged acts of the directors and officers.

ITEM 21. EXHIBITS

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

 Exhibit
Number        Description
2.1           Agreement  and Plan of Merger dated  January 8, 1997, by and among
              Orion Network Systems, Inc., Orion Newco Services,  Inc. and Orion
              Merger  Company,  Inc.  (Included  as  Attachment  A to the  Proxy
              Statement/Prospectus   which  is  a  part  of  this   Registration
              Statement.).
3.1           Form of  Restated  Certificate  of  Incorporation  of Orion  Newco
              Services, Inc.
3.2           Bylaws of Orion Newco Services, Inc.
3.3           Certificate  of  Incorporation  of  Orion  Network  Systems,  Inc.
              (Incorporated  by reference to exhibit number 3.1 in  Registration
              Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
3.4           Bylaws of Orion Network Systems,  Inc.  (Incorporated by reference to exhibit number 3.2 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
4.1           Forms of Warrant  issued by Orion.  (Incorporated  by reference to exhibit number 4.1 in Registration  Statement No. 33-80518 on Form
              S-1 of Orion Network Systems, Inc.)
4.2           Forms of Warrant  issued by Orion to holders of  Preferred  Stock.
              (Incorporated  by reference to exhibit number 4.2 in  Registration
              Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
4.3           Forms of  Certificates  of  Designation  of Series A 8% Cumulative
              Redeemable  Convertible  Preferred  Stock,  Series B 8% Cumulative
              Redeemable  Convertible Preferred Stock and Series C 6% Cumulative
              Redeemable Convertible Preferred Stock.
4.4           Forms of Series A Preferred  Stock,  Series B Preferred  Stock and
              Series C Preferred Stock Certificates of Orion.
4.5           Form of Common Stock Certificate of Orion.
4.6           Form of Warrant issued to DACOM Corp.
4.7           Debenture Purchase Agreement,  dated January 13, 1997, among Orion
              Network  Systems,  Inc.,  Orion Newco Services,  Inc., and each of
              British  Aerospace  Holdings,  Inc.  and  Matra  Marconi  Space UK
              Limited.
5.1           Opinion of Hogan & Hartson L.L.P.
8.1           Opinion  of Ernst & Young  LLP  with  respect  to  certain  tax matters.

10.1 Second Amended and Restated Purchase Agreement, dated September 26, 1991, ("Satellite Contract") by and between OrionSat and British Aerospace PLC and the First Amendment, dated as of September 15, 1992, Second Amendment, dated as of November 9, 1992, Third Amendment, dated as of March 12, 1993, Fourth Amendment, dated as of April 15, 1993, Fifth Amendment, dated as of September 22, 1993, Sixth Amendment, dated as of April 6, 1994, Seventh Amendment, dated as of August 9, 1994, Eighth Amendment, dated as of December 8, 1994, and Amendment No. 9 dated October 24, 1995, thereto. [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THESE DOCUMENTS.] (Incorporated by reference to exhibits number 10.13 and 10.14 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.2 Restated Amendment No. 10, dated December 10, 1996, between Orion Atlantic and Matra Marconi Space, to the Second Amended and Restated Purchase Agreement, dated September 26, 1991 by and between OrionSat and British Aerospace PLC (which contract and prior exhibits thereto were incorporated by reference as exhibit number 10.1).
10.3 Ground Support System Agreement, dated as of August 2, 1991, by and between Orion Atlantic and Telespazio S.p.A. [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THIS DOCUMENT.] (Incorporated by reference to exhibit number 10.25 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.4 Italian Facility and Services Agreement, dated as of August 2, 1991, by and between OrionSat and Telespazio S.p.A. as amended by the amendment thereto, dated March 19, 1994. [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THESE DOCUMENTS.] (Incorporated by reference to exhibit number 10.26 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.5 Contract for a Satellite Control System, dated December 7, 1992, by and between Orion Atlantic, Telespazio S.p.A. and Martin Marietta Corporation. [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THIS DOCUMENT.] (Incorporated by reference to exhibit number 10.31 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.6 Credit Agreement, dated as of November 23, 1993, by and between Orion Atlantic, OrionSat and General Electric Capital Corporation ("GECC"). [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THIS DOCUMENT.] (Incorporated by reference to exhibit number 10.32 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.7 Security Agreement, dated as of November 23, 1993, by and between Orion Atlantic, OrionSat and GECC. (Incorporated by reference to exhibit number 10.33 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.8 Assignment and Security Agreement, dated as of November 23, 1993, by and between Orion Atlantic, OrionSat and GECC. (Incorporated by reference to exhibit number 10.34 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.9 Consent and Agreement, dated as of November 23, 1993, by and between Orion Atlantic, Martin Marietta Corporation and GECC. (Incorporated by reference to exhibit number 10.35 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.10 Deed of Trust, dated as of November 23, 1993, by and between Orion Atlantic, W. Allen Ames, Jr. and Michael J. Schwel, as Trustees, and GECC. (Incorporated by reference to exhibit number 10.37 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)

10.11 Lease Agreement, dated as of November 23, 1993, by and between OrionNet, Inc. and Orion Atlantic, as amended by an Amendment, dated January 3, 1995. [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THESE DOCUMENTS.] (Incorporated by reference to exhibit number 10.39 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)

10.12 Note for Interim Loans, dated as of November 23, 1993, by and between Orion Atlantic and GECC. (Incorporated by reference to exhibit number 10.42 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.13 Sales Representation Agreement and Ground Operations Service Agreement, each dated as of May 1, 1994 and June 30, 1994, by and between each of OrionNet, Inc. and Kingston Communications, respectively, and Orion Atlantic, as amended by side agreements, dated May 1, 1994, July 12, 1994 and February 1, 1995. [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THESE DOCUMENTS.] (Incorporated by reference to exhibit number 10.43 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.14 Lease Agreement, dated as of October 2, 1992, by and between OrionNet and Research Grove Associates, as amended by Amendment No. 1, dated March 26, 1993, Amendment No. 2, dated August 23, 1993, and Amendment No. 3, dated December 20, 1993. (Incorporated by reference to exhibit number 10.38 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.15 Sales Representation Agreement and Ground Operations Service Agreement, dated as of June 30, 1995, by and between MCN Sat Service, S.A. and Orion Atlantic. [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THIS DOCUMENT.] (Incorporated by reference to exhibit number 10.69 in Orion's Registration Statement No. 33-80518 on Form S-1.)
10.16 Volume Purchase Agreement, dated January 18, 1995, by and between the Company and Dornier GmbH. [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THIS DOCUMENT.] (Incorporated by reference to exhibit number 10.66 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.17 Product Development, License and Marketing Agreement, dated January 18, 1995, by and between the Company and Dornier GmbH. [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THIS DOCUMENT.] (Incorporated by reference to exhibit number 10.65 in Orion's Registration Statement No. 33-80518 on Form S-1.)
10.18 Sales Representation Agreement, dated as of June 8, 1995, by and between Nortel Dasa Network Systems GmbH & Co. KG and Orion Atlantic. [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THIS DOCUMENT.] (Incorporated by reference to exhibit number 10.70 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)

10.19+ Orion 2 Spacecraft Purchase Contract, dated July 31, 1996, between Orion Atlantic and Matra Marconi Space. [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT.]
10.20         Orion's  Amended and  Restated  1987 Stock Option Plan as amended.
              (Incorporated by reference to exhibit number 10.23 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.21 Purchase Contract, dated December 4, 1991, by and between OrionNet, Inc., Shenandoah Valley Leasing Company and MCI Telecommunications Corporation. [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTION OF THIS DOCUMENT.] (Incorporated by reference to exhibit number 10.30 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.22 Amended and Restated Partnership Agreement of Orion Financial Partnership, dated as of April 15, 1994, by and between OrionNet and Computer Leasing Inc. ("CLI"). (Incorporated by reference to exhibit number 10.44 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.23 Continuing Guaranty, dated as of April 15, 1994, of the Company of the obligations of OrionNet Finance Corporation. (Incorporated by reference to exhibit number 10.45 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)

10.24 Release of Continuing Guaranty, dated as of December 29, 1994, by the Orion Financial Partnership. (Incorporated by reference to exhibit number 10.46 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.25 Confirmation of Continuing Guaranty, dated as of December 29, 1994, of the Company of the obligation of OFC. (Incorporated by reference to exhibit number 10.47 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.26 Continuing Guarantee, dated as of December 29, 1994, by Lessor Capital Funding Limited Partnership in favor of Orion Financial Partnership. (Incorporated by reference to exhibit number 10.48 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.27 Master Lease Agreement, dated as of April 15, 1994, by and between OrionNet and Orion Financial Partnership. (Incorporated by reference to exhibit number 10.49 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.28 Collateral Assignment and Pledge and Security Agreement, dated April 22, 1994, by and between CLI and Orion Financial Partnership. (Incorporated by reference to exhibit number 10.50 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.29         Purchase  Agreement,  dated as of April 22,  1994,  by and between
              OrionNet and Orion Financial Partnership. (Incorporated by reference to exhibit number 10.51 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.30 Stock Purchase Agreement, dated as of April 29, 1994, by and between the Company and SS/L. (Incorporated by reference to exhibit number 10.53 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.31 Registration Rights Agreement, dated as of April 29, 1994, by and between the Company and SS/L. (Incorporated by reference to exhibit number 10.54 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.32 Purchase Agreement, dated as of June 17, 1994, by and between the Company, CIBC, Fleet and Chisholm. (Incorporated by reference to exhibit number 10.55 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.33 Stockholders Agreement, dated as of June 17, 1994, by and between the Company, CIBC, Fleet, Chisholm and certain principal stockholders of the Company. (Incorporated by reference to exhibit number 10.56 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.34 Registration Rights Agreement, dated as of June 17, 1994, by and between the Company, CIBC, Fleet and Chisholm. (Incorporated by reference to exhibit number 10.57 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.35         Purchase  Agreement,  dated as of June 19, 1995,  by and among the
              Company, CIBC, Fleet and an affiliate of Fleet. (Incorporated by reference to exhibit number 10.58 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)
10.36 Definitive Agreement, dated April 26, 1990, by and between Orion Asia Pacific and the Republic of the Marshall Islands and a Stock Option Agreement related thereto. [CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR PORTIONS OF THESE DOCUMENTS.] (Incorporated by reference to exhibit number 10.60 in Registration Statement No. 33-80518 on Form S-1 of Orion Network Systems, Inc.)

10.37+ Option Agreement, dated December 10, 1996, by and between Orion Atlantic and Matra Marconi Space. [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT.]
10.38+ Memorandum of Agreement for the Procurement of Orion 2 Spacecraft, dated December 10, 1996, by and between Orion Atlantic and Matra Marconi Space. [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT.]

10.39+        TT&C Earth  Station  Agreement,  dated as of November 11, 1996, by and  between  Orion Asia  Pacific  and DACOM  Corp.  [CONFIDENTIAL
              TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT.]
10.40+        Joint Investment Agreement,  dated as of November 11, 1996, by and between Orion Asia Pacific and DACOM Corp. [CONFIDENTIAL TREATMENT
              HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT.]
10.41         Orion  Network   Systems,   Inc.   Employee  Stock  Purchase  Plan
              (Incorporated  by reference to exhibit number 4.4 in  Registration
              Statement  No.  333-19021  on Form S-8 of Orion  Network  Systems,
              Inc.)
10.42         Orion  Network   Systems,   Inc.   401(k)   Profit   Sharing  Plan
              (Incorporated  by reference to exhibit number 4.5 in  Registration
              Statement  No.  333-19021  on Form S-8 of Orion  Network  Systems,
              Inc.)
10.43         Orion Network Systems, Inc. Non-Employee Director Stock Option Plan
10.44         Exchange  Agreement  dated  June  __,  1996  among  Orion  Network
              Systems,  Orion  Atlantic,   OrionSat  and  the  Limited  Partners
              (Incorporated by reference to exhibit 10 in Current Report on Form
              8-K dated December 20, 1995, of Orion Network Systems, Inc.)
10.45         First  Amendment to Exchange  Agreement  dated  December ___, 1996 among Orion  Network  Systems,  Orion  Atlantic,  OrionSat and the
              Limited Partners.
10.46         Redemption  Agreement dated November 21, 1995, by and between STET and Orion Atlantic,  the promissory notes delivered thereunder and
              Instrument  of  Redemption   relating  thereto   (Incorporated  by
              reference  to exhibit  number  10.1 in Current  Report on Form 8-K dated November 21, 1995 of Orion Network Systems, Inc.)
10.47         IPSP-Telecom  Italia  Agreement  dated  November 21, 1995,  by and between Telecom Italia and Orion Atlantic. [CONFIDENTIAL TREATMENT
              HAS BEEN REQUESTED FOR PORTIONS OF THIS  DOCUMENT.]  (Incorporated
              by reference to exhibit  number 10.2 in Current Report on Form 8-K dated November 21, 1995 of Orion Network Systems, Inc.)
10.48         Indemnity  Agreement dated November 21, 1995, by and among Telecom
              Italia, Orion Atlantic,  Orion and STET (Incorporated by reference to  exhibit  number  10.3 in  Current  Report  on Form  8-K  dated
              November 21, 1995 of Orion Network Services, Inc.)
10.49         Subscription  Agreement  dated  November 21, 1995,  by and between
              Orion  and  Orion  Atlantic,  and the  promissory  note  delivered thereunder  (Incorporated  by reference to exhibit  number 10.5 in
              Current  Report  on Form  8-K  dated  November  21,  1995 of Orion
              Network Systems,  Inc.).
10.50         First  Amendment to the Italian  Facility  and Services  Agreement
              dated  November 21, 1995, by and between Orion  Atlantic and Nuova
              Telespazio  (Incorporated  by reference to exhibit  number 10.7 in
              Current  Report  on Form  8-K  dated  November  21,  1995 of Orion
              Network Systems, Inc.).
10.51         Registration  Rights  Agreement,  dated  January 13, 1997,  by and among Orion Newco  Services,  Inc.,  British  Aerospace  Holdings,
              Inc., and Matra Marconi Space UK Limited.
21.1          List of subsidiaries of Orion.
23.1          Consent of Ernst & Young LLP.
23.2          Consent of Hogan & Hartson L.L.P. (included in their opinion filed as Exhibit 5.1).
23.3          Consent of Salomon Brothers Inc.
24.1          Powers  of  Attorney  (included  on  the  signature  pages  of the
              Registration Statement).
99.1          Orders of FCC regarding  OrionSat.  (Incorporated  by reference to exhibit number 99.1 in Registration Statement No. 33-80518 on Form
              S-1 of Orion Network Systems, Inc.).
99.2          Opinion of Salomon Brothers Inc.

----------
+    The  Confidential  Portions have been omitted and filed separately with the
     Commission.



ITEM 22. UNDERTAKINGS

The undersigned registrant hereby undertakes:

   (a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

   (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

   (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

   (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

   (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

   (b) to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

   (c) to supply by means of post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 14th day of January, 1997.


`                                      ORION NEWCO SERVICES, INC.


                                       By:  /s/ W. Neil Bauer*
                                           --------------------------------
                                            W. Neil Bauer
                                            President



                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



          Signature                                 Title                              Date
          ---------                                 -----                              ----

/s/ W. Neil Bauer*
-------------------------------               President and Director                January 14, 1997
       W. Neil Bauer                      (Principal Executive Officer)

/s/ David J. Frear*
-------------------------------          Vice President, Chief Financial            January 14, 1997
         David J. Frear                       Officer and Director
                                          (Principal Financial Officer
                                        and Principal Accounting Officer)

/s/  Richard H. Shay*
--------------------------------              Secretary and Director                January 14, 1997
        Richard H. Shay

*
 By: /s/David J. Frear
     -------------------------------
        David J. Frear
        Attorney in Fact

                                  EXHIBIT INDEX

Exhibit                                                                    Page
Number                     Description                                    Number
------                     -----------                                    ------



2.1 Agreement and Plan of Merger dated January 8, 1997, by and among Orion Network Systems, Inc., Orion Newco Services, Inc. and Orion Merger Company, Inc. (Included as Attachment A to the Proxy
       Statement/Prospectus   which   is  a  part  of   this   Registration
       Statement.).

10.19+ Orion 2 Spacecraft  Purchase Contract,  dated July 31, 1996, between   *
       Orion Atlantic and Matra Marconi Space. [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT.]

----------
+ The Confidential Portions have been omitted and filed separately with the Commission.